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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-KSB
                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 23, 1997

                          All American Food Group, Inc.
              Exact name of registrant as specified in its charter

                        New Jersey                          22-3259558
              State or other jurisdiction of             I.R.S. Employer
              incorporation or organization                   ID No.

              104 New Era Drive, South Plainfield, New Jersey 07080
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (908) 757-3022

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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     Effective as of September 23, 1997, pursuant to an Agreement and Plan of Merger, dated September 19, 1997 (the "Agreement and Plan of Merger"), by and among All American Food Group, Inc. (the "Registrant"), St. Pete Bagels Acquisition Corp, a wholly owned subsidiary of the Registrant ("Subsidiary"), Sam & Son, Inc. ("Sam & Son"), Bagel Man, Inc. ("Bagel Man") and St. Pete Bagel Co., Inc. ("St. Pete"; St. Pete, Sam & Son and Bagel Man are herein collectively referred to as "St. Pete's Bagels") the Registrant acquired St. Pete's Bagels through the merger of St. Pete's Bagels with and into Subsidiary in exchange for $200,000 and 479,800 shares of the Registrant's common stock.

     The 479,800 shares of common stock represents approximately 8.9% of the outstanding common stock of the Registrant. In addition, the Registrant issued 50,000 shares of common stock as a finder's fee in connection with the transaction.

     St. Pete's Bagels is a six-store bagel chain in St. Petersburg, Florida which has been in business since 1987 and was Tampa Bay's first bagel chain. In addition to their stores, it operates a 6,000 square foot bagel production facility in the St. Petersburg area.

     The description contained herein of the above merger is qualified in its entirety by reference to the Agreement and Plan of Merger filed as an exhibit hereto.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements

          The financial information described below which is required by Item 7 of Form 8-K is not yet available. The Registrant anticipates that it will file the required financial information as soon as possible, but no later than 60 days from the date this report must be filed.

          o Report of John Ralph & Associates, PA;

          o Balance Sheets of St. Pete's Bagels as of September 22, 1997 and October 31, 1996;

          o Statement of Operations of St. Pete's Bagels for the period November 1, 1996 through September 22, 1997 and for the year ended October 31, 1996;

          o Statement of Cash Flows of St. Pete's Bagels for the period November 1, 1996 through September 22, 1997 and for the year ended October 31, 1996.


     (b) Pro Forma Financial Information

          o Proforma Balance Sheet at July 31, 1997;

          o Proforma Statement of Operations for the nine months ended July 31, 1997.


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     (c) Exhibits

          The following Exhibit is filed with this Form 8-K:

          2.1 Agreement and Plan of Merger, dated September 19, 1997, between All American Food Group, Inc,. St. Pete Bagels Acquisition Corp., Sam & Son, Inc., Bagel Man, Inc. and St. Pete Bagel Co., Inc. (Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted schedule or exhibit, all of which are listed in Section 4 or
Section 7 of the Agreement, respectively.)

                                       ALL AMERICAN FOOD GROUP, INC.

                                       By: /s/ Andrew Thorburn
                                           Andrew Thorburn
                                           Chairman and Chief Executive Officer
Dated: October 8, 1997